STATUTORY RESERVES	12 Months Ended
Dec. 31, 2012
STATUTORY RESERVES
18.	STATUTORY RESERVES

Under PRC law, the PRC subsidiaries of the Company are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The entities are required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC GAAP to the general reserve and have the right to discontinue allocations to the general reserve if such reserve has reached 50% of registered capital. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of the entity. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances, or cash dividends.

As of December 31, 2011 and 2012, the Company’s PRC Subsidiaries had appropriated RMB15,837 and RMB25,871 (US$4,153), respectively, in its statutory reserves.